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                                   Exhibit 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-4, (File Nos. 333-76739) and Form S-8 (File Nos. 333-35942, 33-47073, 33-60056, 333-00021, 333-06061, 333-27561, 333-72715, and 333-76697)
of The Scotts Company of our reports dated October 31, 2000 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Columbus, Ohio
December 27, 2000